United States
Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2006

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation or Organization)

1106 Palms Airport Drive
Las Vegas, Nevada		89119-3720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 3, 2006, Shuffle Master, Inc. (NASDAQ National Market: SHFL) (the “Company”) received a NASDAQ Staff Determination letter, dated February 3, 2006, indicating that the Company is not in compliance with NASDAQ Marketplace Rule 4310(c)(14) with respect to the Company’s failure to file its Annual Report on Form 10-K for the fiscal year ended October 31, 2005 (the “Annual Report”) with the Securities and Exchange Commission (“SEC”), which was due on February 1, 2006.  The Company’s understanding is that this letter is automatically sent out by the NASDAQ staff in this circumstance.

On February 9, 2006, the Company issued a press release, included herein as Exhibit 99.1, reporting that the Company received the above-referenced letter from the NASDAQ Stock Market, as more fully described in this Current Report on Form 8-K and in the attached press release.

Item 9.01 Financial Statements and Exhibits

 (c) Exhibits

99.1         Press release dated February 9, 2006, regarding the Company’s update on filing its Annual Report and receipt of the NASDAQ Staff Determination letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: February 9, 2006

/s/ Mark L. Yoseloff
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer